Exhibit 21

Name	Country
Active Sports Broadcasting Corporation	Japan
Artson System Pty Ltd.	Australia
Asia Television Advertising LLC	USA-Del
Asian Television and Communications International LLC	USA-Colo
Associated SMR, Inc.	USA-Del
At Media Sp. z o.o	Poland
Austar Entertainment Pty Ltd.	Australia
Austar Satellite Pty Ltd.	Australia
Austar Satellite Ventures Pty Ltd.	Australia
Austar Services Pty Ltd.	Australia
Austar United Broadband Pty Ltd.	Australia
Austar United Communications Ltd.	Australia
Austar United Holdco I Pty Ltd.	Australia
Austar United Licenceco Pty Ltd.	Australia
Austar United Mobility Pty Ltd.	Australia
Bazuca.com, Chile S.A.	Chile
Bicatobe Investments B.V.	Netherlands
Binan Investments B.V.	Netherlands
Cable Management Ireland Ltd.	Ireland
Cable Net Kobe Ashiya Co., Ltd.	Japan
Cable Net Shimonoseki Co., Ltd.	Japan
Cablecom (Luxembourg) GP Sarl	Luxembourg
Cablecom GmbH	Switzerland
Cablecom Holdings GmbH	Switzerland
Cablecom Kabelkommunikation GmbH	Austria
Cablecom Luxembourg SCA	Luxembourg
CCE Spektrum Holdco Sro	Czech Republic
CCom Holdings (Luxembourg) Sarl	Luxembourg
Century Programming Ventures Corp.	USA-Nev
Century United Programming Ventures Pty Ltd.	Australia
Channel Ginga	Japan
Chello Central Europe Sp. z o.o	Poland
Chello Central Europe Srl	Romania
Chello Central Europe sro	Czech Republic
Chello Central Europe Zrt	Hungary
Chello Zone Holdings Ltd.	United Kingdom
Chellomedia B.V.	Netherlands
Chellomedia CE Holding Zrt	Hungary
Chellomedia CEE Holdco B.V.	Netherlands
Chellomedia Direct Programming B.V.	Netherlands
Chellomedia Holdings UK II Ltd.	United Kingdom
Chellomedia Priority B.V.	Netherlands
Chellomedia Programming B.V.	Netherlands
Chellomedia Programming Financing B.V.	Netherlands
Chellomedia Programming Financing Holdco B.V.	Netherlands
Chellomedia Programming Financing Holdco II B.V.	Netherlands
Chellomedia Programming Financing Partnership	USA-Del
Chellomedia Services Ltd.	United Kingdom

Name	Country
Chellozone (UK) Ltd.	United Kingdom
Chippawa Pty Ltd.	Australia
Chorus Communications Ltd.	Ireland
City Cable Net	Japan
City Telecom Kanagawa	Japan
Club Channel Ltd.	United Kingdom
Continental Century Pay TV Pty Ltd.	Australia
CTV Pty Ltd.	Australia
Dovevale Pty Ltd.	Australia
Edogawa Cable TV	Japan
Eisa Finance Pty. Ltd.	Australia
Encore Asia LLC	USA-Colo
Encore International LLC	USA-Colo
Europe Acquisition, Inc.	USA-Del
Extreme Networks Europe Ltd.	United Kingdom
Filmmuzeum Zrt	Hungary
FM Holding Kft	Hungary
Focus Sat Romania Srl	Romania
Forecable sro	Czech Republic
Golden Cable Vision Ltd.	Ireland
Higashi Osaka Cable TV Co., Ltd.	Japan
Horizon TV Distribution Ltd.	Ireland
Hostbasket NV	Belgium
Iberian Program Services C.V.	Netherlands
Iberian Program Services Holdings B.V.	Netherlands
Ilona Investments Pty Ltd.	Australia
Independent Wireless Cable Ltd.	Ireland
Inode AG	Liechtenstein
InvestCo Belgian Cable 1 Sarl	Luxembourg
J:COM Chiba Co., Ltd.	Japan
J:COM Finance Co., Ltd.	Japan
J:COM Saitama Co., Ltd.	Japan
J:COM West Co., Ltd.	Japan
Jacolyn Pty Ltd.	Australia
JCOM Fukuoka Co., Ltd.	Japan
J-COM Kanto Co., Ltd.	Japan
J-COM Kita-kyushu Co., Ltd.	Japan
J-COM Sapporo Co., Ltd.	Japan
J-COM Shonan Co., Ltd.	Japan
J-COM Tokyo Co., Ltd.	Japan
JimJam CEE Ltd.	United Kingdom
JimJam East LLC	Russia
JimJam TV Ltd.	United Kingdom
J-Sports Broadcasting Corp.	Japan
J-Sports LLC	USA-Del
Jupiter Entertainment Co., Ltd.	Japan
Jupiter Golf Network Co., Ltd.	Japan
Jupiter Sports, Inc.	Japan

Name	Country
Jupiter Telecommunications Co., Ltd.	Japan
Jupiter Visual Communications	Japan
Jyohoku New Media Co., Ltd.	Japan
Kabel Dattenberg GmbH	Switzerland
Kansai Multimedia Service Co., Ltd.	Japan
Kidillia Pty Ltd.	Australia
Labesa Holding B.V.	Netherlands
LGI China Holdings B.V.	Netherlands
LGI China Holdings Ltd.	Hong Kong
LGI Holdings, LLC	USA-Del
LGI International, Inc.	USA-Del
LGI Ventures B.V.	Netherlands
LGI/Sumisho Super Media, LP	USA-Del
LGJ Holdings LLC	USA-Del
Liberty Cablevision of Puerto Rico Ltd.	Bermuda
Liberty Chile, Inc.	USA-Colo
Liberty FA Holdings, Inc.	USA-Del
Liberty Global Europe B.V.	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe Holding B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Ltd.	United Kingdom
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Europe, Inc.	USA-Del
Liberty Global Holding B.V.	Netherlands
Liberty Global Japan II, LLC	USA-Del
Liberty Global Japan, LLC	USA-Del
Liberty Global Management, LLC	USA-Colo
Liberty Global Services II, LLC	USA-Colo
Liberty Global Services, LLC	USA-Colo
Liberty Home Shop International, Inc.	USA-Colo
Liberty International Cable Management, Inc.	USA-Colo
Liberty Japan MC, LLC	USA-Del
Liberty Japan V, Inc.	USA-Del
Liberty Japan, Inc.	USA-Del
Liberty Jupiter Finance, Inc.	USA-Del
Liberty Jupiter VOD, Inc.	USA-Del
Liberty Jupiter, Inc.	USA-Del
Liberty Latin Programming Ltd.	Cayman Islands
Liberty Media International Holdings, LLC	USA-Del
Liberty Movies Australia Pty Limited	Australia
Liberty NC X, Inc.	USA-Del
Liberty Programming Australia, Inc.	USA-Colo
Liberty Programming Japan, LLC	USA-Del
Liberty Programming South America, LLC	USA-Colo
Liberty South America, S.R.L.	Argentina
Liberty UGC Holdings, Inc.	USA-Del
Liberty UK Radio, Inc.	USA-Colo

Name	Country
Liberty Uruguay, Inc.	USA-Del
Liberty VIV II, Inc.	USA-Del
LMI Japan Management, Inc.	USA-Del
LMI Japan MC Holdings, Ltd.	Japan
LMI Programming South America S.A.	Uruguay
LMINT Holdings, LLC	USA-Del
Mediatti Tojyo Cable TV	Japan
Minorite Pty Ltd.	Australia
Miyagi Network	Japan
Mojo Productions Kft	Hungary
Multicanal (Spain) Holding SLU	Spain
Multicanal Iberia SLU	Spain
Netfront Information Technology Ltd.	Hong Kong
Nidlo B.V.	Netherlands
NTL Communications (Ireland) Ltd.	Ireland
NTL Irish Networks Ltd.	Ireland
Plator Holding B.V.	Netherlands
Pramer S.C.A.	Argentina
Priority Holding B.V.	Netherlands
Priority Telecom N.V.	Netherlands
Priority Telecom Service Corporation, Inc.	USA-Del
Priority Wireless B.V.	Netherlands
Priority Wireless Switzerland AG	Switzerland
Reality TV (China) Ltd.	United Kingdom
Reality TV Latin America S.C.A.	Uruguay
Reality TV USA Ltd.	United Kingdom
Romantica (East) Ltd.	United Kingdom
Romantica Television Srl	Romania
Saturn (NZ) Holding Co. Pty Ltd.	Australia
Selectra Pty Ltd.	Australia
Sitel SA	Switzerland
Sky Vision Ltd.	Hong Kong
Spektrum TV Zrt	Hungary
Studio Company Sp. z o.o	Poland
STV Pty Ltd.	Australia
Suir Nore Relays Ltd.	Ireland
Suita Cable Television, Inc.	Japan
Takatsuki Cable Network, Inc.	Japan
Technology Networks Co., Ltd.	Japan
Telelavaux SA	Switzerland
Telenet BidCo NV	Belgium
Telenet Communications NV	Belgium
Telenet Group Holding N.V.	Belgium
Telenet Mobil NV	Belgium
Telenet NV	Belgium
Telenet Solutions Luxemburg NV	Luxembourg
Telenet Vlaanderen NV	Belgium
Toyonaka/Ikeda Cablenet, Inc.	Japan

Name	Country
Trnavatel s.r.o.	Slovak Rep.
Tsuchiura Cable Television Co., Ltd.	Japan
TV Paprika Zrt	Hungary
T-VGAS NV	Belgium
TVP Holding Kft	Hungary
UAP Australia Programming Pty Ltd.	Australia
UIH China Holdings, LLC	USA-Colo
UIH Philippines Holdings, LLC	USA-Colo
UIH SFCC Holdings L.P.	USA-Colo
UIH SFCC II, LLC	USA-Colo
UIH SFCC LP	USA-Colo
UIM Aircraft, LLC	USA-Colo
United Artists, B.V.	Netherlands
United Asia/Pacific Communications, LLC	USA-Del
United AUN, LLC	USA-Colo
United Austar Partners	USA-Colo
United Chile Ventures, Inc.	Cayman Islands
United Chile, LLC	USA-Colo
United DLA Holdings Inc.	USA-Del
United Football Broadcasting B.V.	Netherlands
United Latin America Programming, LLC	USA-Colo
United Latin America Ventures Inc.	Cayman Islands
UnitedGlobalCom, Inc.	USA-Del
UPC Austria GmbH	Austria
UPC Austria Services GmbH	Austria
UPC Belgium B.V.	Netherlands
UPC Broadband ECC Services B.V.	Netherlands
UPC Broadband France S.A.S.	France
UPC Broadband France SNC	France
UPC Broadband GmbH	Austria
UPC Broadband Holding B.V.	Netherlands
UPC Broadband Holding Services B.V.	Netherlands
UPC Broadband Ireland B.V.	Netherlands
UPC Broadband Ireland Ltd	Ireland
UPC Broadband N.V.	Netherlands
UPC Broadband Operations B.V.	Netherlands
UPC Broadband Slovakia sro	Slovak Rep.
UPC Broadband UK Limited	United Kingdom
UPC Central Europe Holding B.V.	Netherlands
UPC Ceská republika a.s.	Czech Republic
UPC Chile Holding BV	Netherlands
UPC Communications Ireland Ltd	Ireland
UPC Czech Holding B.V.	Netherlands
UPC Direct Programming II B.V.	Netherlands
UPC DTH Sarl	Luxembourg
UPC Exploitation Holding B.V.	Netherlands
UPC Extra II B.V.	Netherlands
UPC Financing Partnership	USA-Del

Name	Country
UPC France Holding B.V.	Netherlands
UPC Germany GmbH	Germany
UPC Germany Holding B.V.	Netherlands
UPC HoldCo III B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC Internet Holding B.V.	Netherlands
UPC Magyarorszag Kft	Hungary
UPC Nederland B.V.	Netherlands
UPC Nederland Business B.V.	Netherlands
UPC Nederland Mobile B.V.	Netherlands
UPC Nederland Services B.V.	Netherlands
UPC Oberöstereich GmbH	Austria
UPC Poland Holding B.V.	Netherlands
UPC Polska Sp. z o.o	Poland
UPC Romania Holding B.V.	Netherlands
UPC Romania Srl	Romania
UPC Scandinavia Holding B.V.	Netherlands
UPC Slovenia Holding B.V.	Netherlands
UPC Switzerland Holding BV	Netherlands
UPC Telekabel Klagenfurt GmbH	Austria
UPC Telekabel Wien GmbH	Austria
UPC Telekabel-Fernsehnetz Region Baden Betriebe GmbH	Austria
UPC Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH	Austria
UPC Western Europe Holding B.V.	Netherlands
UPC Wireless GmbH	Austria
Video 2000 SA	Switzerland
Vinatech Pty Ltd.	Australia
VTR Banda Ancha S.A.	Chile
VTR Galaxy Chile S.A.	Chile
VTR Global Carrier S.A.	Chile
VTR GlobalCom S.A.	Chile
VTR Ingeniería S.A.	Chile
VTR Movil S.A.	Chile
Westward Cables Ltd.	Ireland
Westward Horizon Ltd	Ireland
Windytide Pty Ltd.	Australia
Wollongong/Microwave Pty Ltd.	Australia
Yokohama TV Corp.	Japan
Zomerwind Holding B.V.	Netherlands
Zone Broadcasting (EMC) Ltd.	United Kingdom
Zone Broadcasting (Maximum Reality) Ltd.	United Kingdom
Zone Broadcasting Showtime (Turkey) Ltd.	United Kingdom
Zone East 1 LLC	Russia
Zone East 2 LLC	Russia
Zone East LLC	Russia
Zone Kids Limited	United Kingdom

Name	Country
Zone Licensing Ltd.	United Kingdom
Zone Studios Srl	Romania
Zone Vision (China) Ltd.	United Kingdom
Zone Vision Trustco Ltd.	United Kingdom
Zonemedia Broadcasting Ltd.	United Kingdom
Zonemedia Czech sro	Czech Republic
Zonemedia Enterprises Ltd.	United Kingdom
Zonemedia Group Ltd.	United Kingdom
Zonemedia Management Ltd.	United Kingdom
Zonemedia Networks Srl	Romania
Zonemedia Studios Ltd.	United Kingdom